UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 12, 2009

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	000-26091	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13710 FNB Parkway Omaha, Nebraska	68154-5200
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(877) 290-2772

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officers

On November 12, 2009, the Board of Directors of the Partnership announced that, effective November 9, 2009, Rob C. Jacobucci will replace Amy W. Leong as Controller and Principal Financial Officer.  Mr. Jacobucci, age 41, is also Director, Pipeline Accounting for TransCanada.  Prior to his current appointment, Mr. Jacobucci was Director, Energy Accounting at TransCanada since November 2008.  Previous to that, he held the positions of Manager, Power Accounting from August 2007 to November 2008 and Manager, U.S. Pipeline Accounting from February 2006 to August 2008.  Mr. Jacobucci held various senior accounting and leadership positions in TransCanada’s corporate accounting and reporting groups since 1999. Prior to joining TransCanada, Mr. Jacobucci was an audit manager with PricewaterhouseCoopers Chartered Accountants where he worked from 1993 to 1999.  Mr. Jacobucci is a Chartered Accountant with the Institute of Chartered Accountants of Alberta. Mr. Jacobucci holds a Bachelor of Business Administration degree from Simon Fraser University.

Mr. Jacobucci does not have any family relationships with any director or executive officer of the Partnership or TC PipeLines GP, Inc., has not been a party to any transaction with the Partnership or TC PipeLines GP, Inc. that would require disclosure under Item 404(a) of Regulation S-K, and does not have any employment agreement with the Partnership or TC PipeLines GP, Inc.

Item 7.01.	Regulation FD Disclosure.

On November 12, 2009, TC PipeLines, LP (the “Partnership”) issued a press release announcing an offering of 5,000,000 common units to a syndicate of underwriters led by Citigroup Global Markets Inc., BofA Merrill Lynch, Morgan Stanley and UBS Investment Bank who will act as joint book-running managers of the offering.  The underwriters will have a 30-day option to purchase up to an additional 750,000 units to cover over-allotments, if any.  A copy of the press release is furnished with this report as Exhibit 99.1 and is incorporated herein by reference.

The information in this report is being furnished, not filed, pursuant to Item 7.01 of Form 8-K.  Accordingly, the information in this report, including the press release, will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of KPMG LLP.

99.1	Press Release dated November 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP by: TC PipeLines GP, Inc., its general partner
By: /s/ Annie C. Belecki Annie C. Belecki Assistant Secretary

Dated:  November 12, 2009